UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2018

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 Boland Street, Suite 300

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 24, 2018, Lonestar Resources America Inc. (“LRAI”), a subsidiary of Lonestar Resources US Inc. (the “Company”), the several banks and other financial institutions party thereto (collectively, the “Lenders”) and Citibank, N.A., in its capacity as administrative agent for the lenders (the “Administrative Agent”) entered into a Borrowing Base Redetermination Agreement and Amendment No. 8 to Credit Agreement (the “8th Amendment”) which amends that certain Credit Agreement dated as of July 28, 2015 by and among LRAI, the lender and guarantor parties thereto and the Administrative Agent (as amended, supplemented and modified to date, the “Credit Agreement”). The 8th Amendment amends the Credit Agreement to (i) increase the borrowing base under the Credit Agreement from $160 million to $190 million and (ii) reallocate the commitments and outstanding loans of the Lenders.

This description of the 8th Amendment does not purport to be a complete description and is qualified in its entirety by reference to the 8th Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2018, the Board of Directors (the “Board”) of the Company approved the amendment (the “Plan Amendment”) of the Company’s Amended and Restated 2016 Incentive Plan (the “Plan”), subject to and effective upon stockholder approval. At the Company’s 2018 Annual Meeting of Stockholders, held on May 24, 2018 (the “2018 Annual Meeting”), stockholders approved the Plan Amendment. The Plan Amendment increases the number of shares of common stock available for issuance under the Plan by 800,000 shares, from 2,200,000 shares to 3,000,000 shares, and additionally removed certain tax provisions that were rendered obsolete by tax reform legislation passed in 2017.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting held on May 24, 2018, a total of 20,575,717 shares of the Company’s Class A Voting Common Stock were present in person or represented by proxy, representing approximately 84.5 percent of the Company’s outstanding Class A Voting Common Stock as of the March 29, 2018 record date. There were also 85,857 shares of Series A-1 Preferred Stock represented at the meeting, representing 100 percent of the Company’s outstanding Series A-1 Preferred Stock as of the record date, voting on an as-converted basis on all matters before the 2018 Annual Meeting, resulting in an aggregate of 38,943,813 shares of Class A Common Stock entitled to vote at the 2018 Annual Meeting. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2018.

Proposal 1 — Election of the Company’s directors to serve until the 2019 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Frank D. Bracken, III	27,614,457	1,132,645	935	6,137,180
Henry B. Ellis	28,544,526	202,346	1,165	6,137,180
Daniel R. Lockwood	27,616,481	1,130,391	1,165	6,137,180
John H. Murray	28,558,636	188,236	1,165	6,137,180
Matthew B. Ockwood	27,644,840	1,102,032	1,165	6,137,180
Stephen H. Oglesby	28,558,597	188,275	1,165	6,137,180
Phillip Z. Pace	27,644,175	1,102,382	1,480	6,137,180
John H. Pinkerton	28,517,310	229,477	1,250	6,137,180
Dr. Christopher Rowland	27,615,985	1,130,572	1,480	6,137,180
Randy L. Wolsey	28,558,232	188,325	1,480	6,137,180

Proposal 2 — Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
34,859,016	21,817	4,384	0

Proposal 3 — Amendment of the Company’s Amended and Restated 2016 Incentive Plan to increase the number of shares available for issuance under such plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
28,638,351	106,419	3,267	6,137,180

Based on the foregoing votes, Frank D. Bracken, III, Henry B. Ellis, Daniel R. Lockwood, John H. Murray, Matthew B. Ockwood, Stephen H. Oglesby, Philip Z. Pace, John H. Pinkerton, Dr. Christopher Rowland and Randy L. Wolsey were elected as directors, and Proposals 2 and 3 were approved.

Item 7.01	Regulation FD Disclosure.

On May 24, 2018, the Company issued a press release announcing the increase in the borrowing base under the Credit Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Borrowing Base Redetermination Agreement and Amendment No. 8 to Credit Agreement, dated as of May 24, 2018.

10.2	Lonestar Resources US Inc. Amended and Restated 2016 Incentive Plan, as amended as of May 24, 2018.

99.1	Press release of Lonestar Resources US Inc., dated May 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: May 24, 2018	By:	/s/ Frank D. Bracken III
Name: Frank D. Bracken III Title: Chief Executive Officer